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                       SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D. C.

                        --------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): April 24, 1996
                                                  --------------


                          Fair Grounds Corporation
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           (Exact name of registrant as specified in its charter)


Louisiana                     0-7607                72-0361770
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(State or Other Juris-     (Commission           (IRS Employer
diction of Incorporation)   File Number)      Identification No.)


         1751 Gentilly Boulevard, New Orleans, Louisiana          70119
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       (Address of Principal Executive Offices)                (Zip Code)



Registrant's Telephone Number, including area code: (504) 944-5515
                                                    --------------



                          Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)





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Item 1.  CHANGE IN CONTROL OF REGISTRANT.

         (a) Effective April 24, 1996, Richard Katcher, Trustee u/t/a/ between John G. Masoni and John G. Masoni, Trustee, pursuant to a restatement of his Trust Agreement dated April 19, 1991, as modified (the "Trust"), transferred the 339,604 common shares of Fair Grounds Corporation (the "Registrant") previously owned by the Trust to Bryan G. Krantz for an aggregate consideration of $9,984,358. Such purchase price was evidenced by a promissory note (the "Note") in the principal amount of $9,984,358, bearing interest at the rate of 5.76% per annum. Interest accrues on the Note until the first to occur of (i) the expiration of three years from the date of the Note or (ii) the death of Helen Masoni, whereupon such accrued interest is due and payable. Thereafter, interest is due and payable quarterly. The principal balance of the Note is due and payable in full nine years from the date of the Note. The Note may not be prepaid in whole or in part.

         The Note is a nonrecourse obligation, but is secured by a Stock Pledge Agreement executed by Bryan G. Krantz and Marie G. Krantz, in her capacity as Voting Trustee under the Voting Trust Agreement described below, in favor of the Trust. Accordingly, in the event of a default on the Note, the Trust is limited to foreclosure of the common shares which are the subject of such Stock Pledge Agreement.

         Simultaneously with the transfer of the 339,604 common shares from the Trust to Bryan G. Krantz, as described above, Bryan G. Krantz and the Trust entered into an Amendment to Voting Trust Agreement (the "Voting Trust Agreement") with Marie G. Krantz as Voting Trustee, pursuant to which the parties, among other things, (i) agreed to the cancellation of a voting trust certificate previously issued to the Trust and the issuance of a new voting trust certificate to Bryan G. Krantz relating to the 339,604 common shares acquired from the Trust; (ii) confirmed that such common shares remain subject to the terms and conditions of the Voting Trust established pursuant to the Voting Trust Agreement; and (iii) confirmed that the common shares transferred to Bryan G. Krantz by the Trust remain subject to the Pledge Agreement described below in favor of the First National Bank of Commerce. The Voting Trust Agreement provides that title to such common shares is vested in Marie G. Krantz as Voting Trustee during the term of the Voting Trust Agreement, and that in such capacity she may exercise all rights of a holder of common shares
of the Registrant, including the right to vote such shares.   Bryan G. Krantz
is not entitled during the term of the Voting Trust Agreement to vote the shares subject to the Agreement or to take any other action that holders of shares are entitled to take; however, he has retained the right to receive any and all dividends and distributions made by the Registrant to the holders of its common shares. The Voting Trust Agreement is for a term of 15 years commencing August 31, 1993, is irrevocable during its term, and is to survive the death of the





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grantors.  It may be extended for an additional 10 years at the written request of such grantors. The common shares which are subject to the Agreement may not be transferred, sold, assigned or otherwise disposed of by Marie G. Krantz during the term of the Voting Trust Agreement, other than in connection with any corporate event or action which affects shares other than the shares subject to the Voting Trust Agreement.

         As a result of the transaction described above, Bryan G. Krantz is the beneficial owner of 342,204 common shares, constituting approximately 73.1% of the common shares issued and outstanding, and consisting of (i) the 340,104 common shares held by Marie G. Krantz as Voting Trustee, constituting approximately 72.6% of the common shares issued and outstanding; (ii) 2,000 common shares held jointly by Bryan G. Krantz and his wife, constituting less than 1% of the common shares issued and outstanding; and (iii) 100 shares held by Jefferson Downs Corporation, constituting less than 1% of the common shares issued and outstanding. Bryan G. Krantz has the sole power to dispose or direct the disposition of the 340,104 common shares held by Marie G. Krantz as Voting Trustee, and shares with his wife the power to vote or direct the vote and to dispose or direct the disposition of the 2,000 common shares held jointly with her. As an officer and director of Jefferson Downs Corporation, he may be deemed to share with Marie G. Krantz the power to vote or to direct the vote and the power to dispose or to direct the disposition of the common shares held by such corporation. Mr. Krantz's power to dispose of all of the common shares beneficially owned by him is subject to the terms and conditions of the Voting Trust Agreement, the Loan Agreement and the various pledge agreements described herein.

         Marie G. Krantz is the beneficial owner of 380 common shares held directly by her, as to which she has sole voting and dispositive power, and of 100 common shares held by Jefferson Downs Corporation, constituting less than 1% of the common shares issued and outstanding, as to which she may be deemed to share voting and dispositive power with Bryan G. Krantz. By virtue of her position as Voting Trustee pursuant to the Agreement described herein, Marie G. Krantz may be deemed to be the beneficial owner of the 340,104 Shares held by her in such capacity. Ms. Krantz's power to dispose of all of the common shares beneficially owned by her is subject to the terms and conditions of the Voting Trust Agreement, the Loan Agreement and the various pledge agreements described herein.

         (b) All of the common shares of the Registrant owned in the aggregate by the Marie Krantz, Bryan Krantz, Vickie Krantz and Jefferson Downs Corporation are subject to pledge agreements (the "Pledge Agreements") in favor of the First National Bank of Commerce ("FNBC"), as security for the Registrant's obligations to FNBC under a Loan Agreement entered into in 1995. Pursuant to the Pledge Agreements, each such shareholder has granted to FNBC a security interest in all common shares of the Registrant owned by





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such shareholder, and in any additional common shares which may be received.
So long as the Registrant's indebtedness under such Loan Agreement remains outstanding, the common shares subject to the Pledge Agreements may not be sold, transferred or disposed of in any way. FNBC has consented to the sale of common shares by the Trust to Bryan G. Krantz, as described above. Unless and until an event of default occurs, each shareholder is entitled to exercise all voting rights and receive all dividends with respect to such shares. In the event of a default, including a default under any other guaranty or security agreement entered into in connection with such Loan Agreement, FNBC will be entitled, among other things, to transfer all or part of the pledged shares into its name, exercise all voting rights and sell all or any part of such shares. Any such sale of all or a substantial portion of the common shares subject to the Pledge Agreements would result in a change of control of the Registrant. Except as described above, the Registrant is not aware of any arrangements, the operation of which may at a subsequent date result in a change in control of the Registrant.


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

None





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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        FAIR GROUNDS CORPORATION



                                        By: /s/ Gordon Robertson
                                            ---------------------------
                                        Its: Vice President and CFO
                                             --------------------------

Date: May 9, 1996





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